Exhibit 99.1

1 Transforming Immune-Mediated Disease Treatment with Precision Engineered TYK2 Inhibitors Corporate Deck: June 2026

2 Forward-Looking Statements This presentation contains forward looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of management of Alumis Inc. (“Alumis”) in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than statements of historical facts, including express or implied statements regarding the timing of the initiation of clinical trials, including for envu, A-005 and Alumis' next clinical candidate, the timing of clinical data readouts in its ongoing clinical trials, including Alumis’ topline data in its Phase 2b LUMUS trial, as well as long-term and safety data, the timing of Alumis' planned NDA submission with the FDA for envudeucitinib in moderate-to-severe plaque psoriasis, the potential for envudeucitinib to treat moderate-to-severe plaque psoriasis, systemic lupus erythematosus and other immune-mediated diseases, Alumis’ plans to explore strategic alternatives for lonigutamab, any expectations regarding the safety, efficacy or tolerability of its drug candidates and statements regarding Alumis' future plans and prospects, including development of its clinical pipeline and the commencement of additional clinical trials; Alumis' participation at upcoming conferences; expectations of the size of market opportunity, the potential for envudeucitinib to be a best-in-disease oral in psoriasis, future plans and prospects including our cash runway and development of our development pipeline and any assumptions underlying the foregoing, our competitive ability and position, our clinical pipeline, and any assumptions underlying any of the foregoing, are forward-looking statements. Risks and uncertainties include, among other things, the risk that Alumis may be adversely affected by economic, business and/or competitive factors; the risk that the anticipated benefits and synergies of the recent merger with ACELYRIN, Inc. may not be fully realized or may take longer to realize than expected, including the risk that the combined company may not be able to be successfully integrated and achieve the growth prospects expected from the transaction; the impact of legislative, regulatory, economic, competitive and technological changes; the implementation of our business model and strategic plans for our product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products and product candidates; the scope, progress, results and costs of developing our product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of our pipeline; the timing and costs involved in obtaining and maintaining regulatory approval for current or future product candidates, and any related restrictions, limitations and/or warnings in the label of any product, if and once approved; the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of our product candidates, if approved, and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving; uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third party suppliers and manufacturers; our ability to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; and potential delays in initiating, enrolling or completing preclinical studies and clinical trials. While the list of factors presented here are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our periodic reports and other filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in our most recent Quarterly Report on Form 10-Q. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning us and our businesses, including factors that potentially could materially affect our business, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers should also carefully review the risk factors described in other documents we file from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. Alumis assumes no obligation and does not intend to update these forward-looking statements, even if new information becomes available in the future, except as required by law. Certain of the data in this presentation are not based on head-to-head or comparator trials. Differences exist between trial designs and caution should be exercised when comparing data acrosstrials. This presentation contains trademarks, service marks, trade names and copyrights of Alumis and other companies which are the property of their respective owners. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Additional Information and Where to Find It Copies of documents filed with the SEC by Alumis are available free of charge under the SEC Filings heading of the Investor Relations section of Alumis’ website at https://investors.alumis.com/.

Alumis' Next-Gen TYK2 Inhibitors: Two Pipelines-in-a-Pill

Positive Psoriasis Phase 3	• Envudeucitinib delivered highly significant efficacy with **leading PASI 100 responses** and early and robust improvements in skin clearance, quality of life, and symptoms
Significant Near-term Value	• Global opportunity for **Psoriasis (~$40B) and Lupus (~$11B) expected by 2030**[1] • High efficacy orals expected to drive market growth
Broad TYK2 Opportunity	• **Significant market opportunity (projected $180B+[2]) across many indications** with potential to be addressed by TYK2 molecules. Envudeucitinib and A-005 provide two pipelines-in-a-pill • **Additional envudeucitinib indications**: prioritizing Sjögren's disease and Cutaneous Lupus Erythematosus (CLE)[3]
Differentiated TYK2i's	• Envudeucitinib and A-005 are **precision engineered for 24-hour maximal target inhibition** • Maximal inhibition translates to leading Phase 3 efficacy with balanced safety and tolerability
Anticipated Milestones	• **Envudeucitinib Psoriasis:** Additional data (2H 2026) and NDA filing (4Q 2026) • **Envudeucitinib SLE:** Potentially pivotal Phase 2b SLE topline data (3Q 2026) • **A-005:** Initiation of Phase 2 biomarker trial in Parkinson's disease (1H 2027)

1 and 2: 2030 market projections; Source: Evaluate Pharma, January 2026.
3 Advancement decisions will be guided by LUMUS readout and disciplined capital allocation.

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4 Hypothesis validated: maximal target engagement translates into higher clinical efficacy Positioned to Unlock the Full Potential of TYK2i Mechanism Human Genetics: TYK2 loss-of-function variants protect against immune mediated disorders Known Mechanism: TYK2 is an upstream mediator of immune disease (IL-23/IL-17, IL-12, Type I Interferon) Clinically Validated: Efficacy in plaque psoriasis, psoriatic arthritis, CLE and SLE Power of TYK2i • Breadth of IL-23/IL-17 and Type I IFN-driven diseases • Peripheral and CNS indications • Portfolio optimization with multiple molecules and formulations Alumis Opportunity • Sustained and maximal TYK2 inhibition • High kinome selectivity for TYK2 • Safety and tolerability What Matters Unlocking TYK2i Full Therapeutic Potential

5 Late-stage Pipeline with Multiple Near-term Anticipated Milestones Our pathway to patients Program Indication Preclinical Phase 1 Phase 2 Phase 3 TYK2i Envudeucitinib Plaque Psoriasis Systemic Lupus Erythematosus (SLE) A-005 Parkinson’s Disease1 Other IRF5/Additional Targets Undisclosed Lonigutamab Exploring strategic alternatives 1. Phase 2 biomarker trial

6 Key Achievements and Anticipated Milestones for 2026 1Q26 1Q26 1H26 2Q26 3Q26 2H26 2H26 2H26 Q426 Envu – PsO Phase 3 Topline Data for 16- and 24-week Endpoints Envu – PsO Phase 3 Additional Data Presented at AAD Lonigutamab – Completion of Strategic Review TYK2 Franchise Development Strategy (Envu and A-005) - Evaluation of Additional Indications Envu – SLE Phase 2b Topline Data Envu – PsO ONWARD3 Topline Data Envu – PsO Phase 2 Two-Year Safety Data Phase 1 trial Initiation – next clinical candidate (new target) Envu – PsO NDA Filing

7 Envudeucitinib: Highly Selective TYK2i Being Developed for Moderate-to-Severe Plaque Psoriasis

Significant Disease Burden Remains in Psoriasis

Many patients remain untreated or undertreated, despite available treatments

Significant Unmet Market Opportunity Driven by Persistent Disease, Undertreatment, and High Therapy Discontinuation

- **Persistent Symptoms:** Many patients continue to experience itch, pain, and visible skin lesions despite current therapies
- **Quality-of-Life Impact:** Psoriasis still significantly affects daily activities, social interactions, and emotional well-being
- **Inadequate Therapies:** Most patients receive treatments that provide limited benefit and do not address the systemic nature of the disease
- **Undertreatment with Low-Efficacy Options:** Fewer than 10% of patients are currently treated with high efficacy drugs including biologics[2]
- **High Therapy Discontinuation:** Lack of efficacy and poor tolerability lead to two-thirds of patients discontinuing oral therapies within 12 months[3]
- **Comorbidities and Long-Term Risk:** Psoriasis patients face elevated risks for arthritis, cardiovascular disease, and other systemic complications

Majority of Psoriasis Patients Remain Untreated or Undertreated



Injectable Biologic
Lower Efficacy Oral
8%
8%
>8M Diagnosed U.S. Patients[1]
55%
Topicals
29%
Untreated, Light Therapy

1. National Psoriasis Foundation. Psoriasis Statistics. Available at: https://www.psoriasis.org/content/statistics. Accessed December 2025.
2. IQVIA Analysis, Stable and eligible newly diagnosed patients from April 2021– March 2022 utilized for longitudinal analysis; all patients have at least 24M of look forward post-Dx. Note: Last data March 2024; product and market dynamics since March 2024 not reflected here.
3. Veeva Claims Analysis.

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Multiple Entry Points Available in Growing Psoriasis Market

High-efficacy orals well-positioned to capture market share in $40B projected market by 2030[1]

Estimated Market Share by Brand and MOA[2]



Low Efficacy Oral
IL-17
TNF
IL-23

Multiple Market Dynamics Drive Opportunity for Oral and Differentiated Therapies

- **No single Brand or Mechanism of Action has dominant market share**
  Otezla is the most prescribed systemic therapy
- **High switching rates**
  44% of systemically treated patients switched to a new therapy in the last 12 months[3]
- **Access barriers**
  High cost, payor restrictions, administrative hurdles limit biologic uptake, leaving space for accessible alternatives
- **Low brand loyalty**
  HCPs prefer having multiple options; frequently switch/rotate therapies

1. Source: Evaluate Pharma as of December 2025.
2. Source: Veeva Claims data from 1/1/2025 to 6/30/25. Oral: apremilast, deucravacitinib; TNF: certolizumab, etanercept, Infliximab; IL-17: ixekizumab, secukinumab, bimekizuma, brodalumab; IL23: Risankizumab, guselkumab, tildrakizumab, ustekinumab.
3. Veeva Claims Analysis.

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Key Drivers of Use in Psoriasis Treatment

HCP Treatment Goals:

1. PASI 90/PASI 100 outcomes
2. Low AEs
3. Itch relief

HCP Preferences

Simplicity
Easy regimens, minimal monitoring, and reduced administrative steps

Treating harder, earlier
Recognize that faster, more complete clearance reduces long-term disease and quality-of-life impact

> *We are definitely lacking orals because whatever we have here in terms of the orals, the efficacy is not there yet.*
>
> *– Derm[2]*

Patient Treatment Goals:

1. Skin clearance
2. Symptom relief including itch
3. Safety

Patient Preferences

Orals
75% of patients choose an oral over a biologic[1]

Convenience
Fit with routine and lifestyle, favor flexible dosing without food restrictions

> *I'm tired. Tired of the itching, the burning, the flaking - tired of how you (psoriasis) make me feel about my own skin. You've made me self-conscious in ways I never thought possible.*
>
> *– Patient[2]*

1. In Industry surveys: J&J Business Review Dec 2023 (survey of n=395 patients with moderate-to-severe psoriasis).
2. Internal company market research.

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Envudeucitinib is a Next-Generation, Highly Selective Oral Allosteric TYK2 Inhibitor

Unmet need	Oral systemic therapy that addresses immune dysregulation at its source, delivering robust skin clearance and early symptom relief that impacts quality of life
Power of TYK2	Inhibiting TYK2, a central upstream regulator of multiple psoriasis pathways, blocks both IL-23 and IL-17 to address immune dysregulation
Unlocking TYK2's full potential	Envudeucitinib is precision engineered to deliver maximal 24-hour inhibition, enabling early and broad disease control[1,2]

1. Ucpinar S, et al. *Clin Transl Sci*. 2024;17(12):e70094. 2. Blauvelt A, et al. *J Am Acad Dermatol*. 2026;94(1):57-65.

Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

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Phase 3 Psoriasis Clinical Program: Well-Designed and Rapidly Executed

Two Phase 3 trials and LTE to evaluate efficacy & safety of envudeucitinib in moderate-to-severe plaque psoriasis



ONWARD1
ONWARD2
ONWARD3
Treatment Period
Maintenance
LTE Open Label
Envudeucitinib, 40mg BID (N=420)
Placebo (N=210)
Apremilast, 30mg BID (N=210)
Wk 16: Rollover to envudeucitinib
R
2:1:1 Randomization
N= 840
Week BL 1 2 4 8 12 16 20 24
Primary End Point
End of Ph3
ESK-001 40 mg BID (Open Label)
≥ PASI-75 (N=200)
Re-enter open label if < PASI- 75
Placebo (N=100)
1:1 Rand
ESK-001 (N=100)
Rx Withdrawal Period
Day 1
Wk 4 8 12 16 20 24 28 32 36 42 48 56 64 72
(Visits Q8wks thru Yr 2)

- ONWARD1 and ONWARD2: 24-week duration, placebo and active comparator (apremilast) controlled
- ONWARD3: Long-term extension (LTE) study, includes treatment withdrawal period starting at Week 24

* Reflects trial design; not actual enrollment figures.

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ONWARD1 and ONWARD2 Phase 3 Data Update AAD March 2026

Envudeucitinib Delivered Early and Robust Improvements in Skin Clearance, with Meaningful Improvements in Psoriasis Symptom Relief and QoL

- Leading PASI 100 skin clearance among oral plaque psoriasis therapies; consistent across ONWARD1 and 2
- Compelling differentiation and rapid improvement in patient reported outcomes
- Differentiated and attractive profile for physicians and patients

Highly statistically significant Ph3 efficacy; robust skin clearance through Wk 24

Broad and meaningful clinical benefits emerged early; QoL and itch improvements appeared before PASI 90 skin clearance

Early onset of action; PASI 90 responses emerged as early as Wk 4

Generally well tolerated; safety profile consistent with Phase 2

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Envudeucitinib is an investigational therapy not reviewed or approved by any regulatory agency.

Note: the comparisons on this slide relate to retrospective post hoc cross-trial comparisons, which may not be directly comparable. Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data across unrelated studies.

13

14 Envudeucitinib Demonstrated Reproducibility Between ONWARD1 and ONWARD2 and Consistency Across PASI 100 and sPGA-0 Responses Envudeucitinib data presented from ONWARD 1 and ONWARD 2 trials (AAD 2026). envudeucitinib envudeucitinib 41.0% 39.5% ONWARD1 ONWARD2 41.6% 40.6% ONWARD1 ONWARD2 Week 24 PASI 100 Responders Week 24 sPGA-0 Responders

15 Envudeucitinib: Leading PASI 100 Skin Clearance Envudeucitinib data presented from ONWARD 1 and ONWARD 2 trials (AAD 2026). Icotrokinra data presented from ICONIC-ADVANCE 1 and ICONIC-ADVANCE 2 trials (Stein Gold L. et. al Lancet, 2025). Zasocitinib data presented from LATITUDE-PsO-3001 and LATITUDE-PsO-3002 (AAD 2026). Note: The results of this retrospective post hoc cross-trial comparison may not be directly comparable. Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data cross unrelated studies. envudeucitinib icotrokinra zasocitinib 41.0% 39.5% ONWARD1 ONWARD2 41.5% 33.2% ADVANCE1 ADVANCE2 42.3% 32.1% LATITUDE 3001LATITUDE 3002 Week 24 PASI 100 Responders

16 Envudeucitinib Resulted in Rapidly Increasing, Statistically Significant PASI 90 Response Rates vs Placebo and Apremilast Intention-to-treat population. The 95% CIs and P-values of the treatment differences were based on the Cochran-Mantel-Haenszel test adjusted for stratification factors. Nonresponder imputation was applied for missing data. ***P <0.0001 vs placebo and apremilast. BID, bis in die (twice daily); CI, confidence interval; PASI 90, ≥90% improvement in Psoriasis Area and Severity Index. Early onset of action: separation vs placebo observed at Week 4 0.0 4.8 27.4 45.2 59.9 66.7 68.0 0.5 0.4 2.6 4.4 4.8 18.8 39.0 0.5 2.7 7.6 15.9 21.5 22.5 25.6 0 20 40 60 80 100 0 4 8 12 16 20 24 PASI 90 Responders, % (95% CI) Week Envudeucitinib 40 mg BID (n = 459) Placebo (n = 230) Apremilast 30 mg BID (n = 223) ONWARD1 ONWARD2 /Envudeucitinib 40 mg BID (n = 205) *** *** 0.5 4.4 24.8 44.2 53.1 56.6 62.1 0.0 0.0 0.9 2.9 4.3 18.1 39.5 0.5 1.4 10.7 16.4 20.9 25.9 25.6 0 20 40 60 80 100 0 4 8 12 16 20 24 PASI 90 Responders, % (95% CI) Week Envudeucitinib 40 mg BID (n = 433) Placebo (n = 211) Apremilast 30 mg BID (n = 215) /Envudeucitinib 40 mg BID (n = 185) *** *** Envudeucitinib is investigational; not yet reviewed by regulatory agencies

17 Envudeucitinib Demonstrated Robust and Progressive Improvement in PASI 100 Response Rates Over Time Intention-to-treat population. The 95% CIs and P-values of the treatment differences were based on the Cochran-Mantel-Haenszel test adjusted for stratification factors. Nonresponder imputation was applied for missing data. ***P <0.0001 vs placebo and apremilast. BID, bis in die (twice daily); CI, confidence interval; PASI 100, 100% improvement in Psoriasis Area and Severity Index. Approximately 40% complete skin clearance at Week 24 without evidence of plateau *** *** 0.2 0.7 9.3 21.2 27.7 34.7 39.5 0.0 0.0 0.5 1.0 0.9 6.0 18.4 0.0 0.0 2.3 5.2 7.9 11.3 13.0 0 20 40 60 80 0 4 8 12 16 20 24 PASI 100 Responders, % (95% CI) Week Envudeucitinib 40 mg BID (n = 433) Placebo (n = 211) Apremilast 30 mg BID (n = 215) /Envudeucitinib 40 mg BID (n = 185) *** *** ONWARD1 ONWARD2 0.0 0.9 8.1 20.4 29.4 36.3 41.0 0.0 0.0 0.0 0.4 0.9 5.0 13.7 0.0 0.4 2.7 3.6 4.0 5.0 8.5 0 20 40 60 80 0 4 8 12 16 20 24 PASI 100 Responders, % (95% CI) Week Envudeucitinib 40 mg BID (n = 459) Placebo (n = 230) Apremilast 30 mg BID (n = 223) Envudeucitinib is investigational; not yet reviewed by regulatory agencies /Envudeucitinib 40 mg BID (n = 205)

18 Rapid, Significant, and Sustained Scalp Psoriasis Improvement With Envudeucitinib Intention-to-treat population. The 95% CIs and P-values of the treatment differences were based on the Cochran-Mantel-Haenszel test adjusted for stratification factors. Nonresponder imputation was applied for missing data. aIn patients with baseline ss-PGA ≥3. ***P <0.0001 vs placebo at Week 16 and apremilast at Week 24. BID, bis in die (twice daily); CI, confidence interval; ss-PGA-0/1, scalp-specific Physician’s Global Assessment 0 (clear) or 1 (almost clear). Approximately 3 in 4 patients receiving envudeucitinib achieved ss-PGA-0/1a at Week 24, with over 30% response as early as Week 4 14.3 35.1 60.9 69.1 74.5 78.7 77.4 6.2 14.2 17.0 24.6 25.2 55.4 65.6 5.5 18.7 34.7 45.9 48.0 47.0 48.7 0 20 40 60 80 100 0 4 8 12 16 20 24 ss-PGA-0/1 Responders, % (95% CI) Week Envudeucitinib 40 mg BID (n = 274) Placebo (n = 135) Apremilast 30 mg BID (n = 150) /Envudeucitinib 40 mg BID (n = 122) 14.2 32.2 54.6 67.5 70.9 76.0 74.7 3.6 10.7 13.6 18.4 20.7 54.4 65.6 9.1 19.4 40.3 40.9 38.8 48.5 41.8 0 20 40 60 80 100 0 4 8 12 16 20 24 ss-PGA-0/1 Responders, % (95% CI) Week Envudeucitinib 40 mg BID (n = 285) Placebo (n = 140) Apremilast 30 mg BID (n = 134) ONWARD1 ONWARD2 /Envudeucitinib 40 mg BID (n = 125) *** *** *** *** Envudeucitinib is investigational; not yet reviewed by regulatory agencies

19 Benefits in Itch Reduction and Quality of Life Visible Before Skin Clearance Intention-to-treat population. For DLQI and PASI 90, the 95% CIs and P-values of the treatment differences were based on the Cochran-Mantel-Haenszel test adjusted for stratification factors. Nonresponder imputation was applied for missing data. For itch, LSMs, CIs, and P-values are based on MMRM. aLSM change from baseline in worst pruritus NRS. BID, bis in die (twice daily); CI, confidence interval; DLQI, Dermatology Life Quality Index; DLQI-0/1, DLQI 0 or 1; LSM, least-squares mean; MMRM, mixed model for repeated measures; NRS, numeric rating scale; PASI 90, ≥90% improvement in Psoriasis Area and Severity Index. Patients receiving envudeucitinib showed robust, early improvements in DLQI and itch that preceded PASI 90 responses ONWARD1 ONWARD2 Week 0 20 40 60 80 0 4 8 12 16 20 24 Responders, % (95% CI) Envudeucitinib 40 mg BID -8 -6 -4 -2 0 Itch Δ Baselinea (95% CI) DLQI-0/1 PASI 90 ITCH Week 0 20 40 60 80 0 4 8 12 16 20 24 Responders, % (95% CI) Envudeucitinib 40 mg BID -8 -6 -4 -2 0 Itch Δ Baselinea (95% CI) DLQI-0/1 PASI 90 ITCH Envudeucitinib is investigational; not yet reviewed by regulatory agencies

Envudeucitinib's Differentiated and Attractive Profile for Physicians and Patients

Skin Clearance	• Leading and consistent PASI 100 skin clearance among oral plaque psoriasis therapies o Early onset of action; PASI 90 responses emerged as early as Week 4 o Clear or almost clear scalp psoriasis as early as Week 4
Patient Reported Outcomes	• Improvements across burdensome symptoms highlight early onset and broad clinical benefit o Rapid and profound improvements in Quality-of-life measures o Meaningful itch relief was apparent before PASI 90 skin clearance
Safety	• Generally well tolerated through Week 24 in ONWARD trials; safety profile consistent with Phase 2 program o No clinically significant lab abnormalities observed o No TB reactivations
Upcoming Data	• ONWARD3: Wk 48 results on LT efficacy & safety/tolerability, durability & maintenance • Additional special areas (palmoplantar, nails) • Biomarker analysis

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Envudeucitinib is investigational; not yet reviewed by regulatory agencies. Differences exist between trial design and subject characteristics, and caution should be exercised when comparing data across unrelated studies.

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ONWARD1 and ONWARD2 Pooled Safety Through Weeks 16 and 24

n (%)	Through Week 16			Through Week 24			
	Envudeucitinib 40 mg BID n = 890	Placebo n = 441	Apremilast 30 mg BID n = 438	Envudeucitinib 40 mg BID only n = 890	Placebo to Envudeucitinib 40 mg BID n = 390	Overall Envudeucitinib 40 mg BID n = 1280	Apremilast 30 mg BID n = 438
≥1 TEAE	524 (58.9)	166 (37.6)	223 (50.9)	563 (63.3)	130 (33.3)	693 (54.1)	248 (56.6)
≥1 SAE	19 (2.1)	5 (1.1)	5 (1.1)	24 (2.7)	1 (0.3)	25 (2.0)	6 (1.4)
TEAE leading to treatment discontinuation	30 (3.4)	7 (1.6)	9 (2.1)	31 (3.5)	4 (1.0)	35 (2.7)	12 (2.7)
TEAE grade ≥3	42 (4.7)	14 (3.2)	18 (4.1)	48 (5.4)	7 (1.8)	55 (4.3)	23 (5.3)
Most-frequent TEAEs (≥5%)[a]							
Nasopharyngitis	64 (7.2)	21 (4.8)	16 (3.7)	92 (10.3)	18 (4.6)	110 (8.6)	26 (5.9)
Headache	92 (10.3)	11 (2.5)	40 (9.1)	97 (10.9)	11 (2.8)	108 (8.4)	42 (9.6)
Upper respiratory tract infection	43 (4.8)	7 (1.6)	16 (3.7)	57 (6.4)	2 (0.5)	59 (4.6)	21 (4.8)
Acne	53 (6.0)	3 (0.7)	3 (0.7)	60 (6.7)	17 (4.4)	77 (6.0)	3 (0.7)
Nausea	20 (2.2)	4 (0.9)	23 (5.3)	20 (2.2)	0	20 (1.6)	23 (5.3)
Diarrhea	14 (1.6)	11 (2.5)	36 (8.2)	16 (1.8)	1 (0.3)	17 (1.3)	36 (8.2)

- Envudeucitinib showed low rates of SAEs and AEs leading to discontinuation, with no clusters of events
  - No deaths; no MACE or cytopenia signals; no TB reactivation[b]
- No clinically significant laboratory abnormalities were observed across lipid, hematologic and chemistry panels, with comparable variability across treatment arms throughout the study
- At Week 24, low incidence of serious infections (0.7%) and malignancies (0.2%) observed in patients treated with envudeucitinib

Safety analysis population; pooled ONWARD1 and ONWARD2 data. [a]TEAEs occurring in ≥5% of patients in any treatment arm through either Week 16 or Week 24.
[b]Thirty-nine patients with latent or treated TB were enrolled.
AE, adverse event; BID, *bis in die* (twice daily); MACE, major adverse cardiovascular event; SAE, serious AE; TB, tuberculosis; TEAE, treatment-emergent AE.

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Envudeucitinib is investigational; not yet reviewed by regulatory agencies 21

22 ONWARD1 & 2 met all primary and secondary endpoints Maximal IL-23/IL-17 pathway inhibition clinically demonstrated in psoriasis Phase 3 data presentation at AAD Additional long-term psoriasis data expected 2H 2026 Anticipated NDA filing Q4 2026 Phase 2b LUMUS SLE topline results expected Q3 2026 Designed as a potentially pivotal trial Potential additional clinical benefit of maximal, oral IFN pathway inhibition in SLE 2026 is Expected to be a Breakout Year for Envudeucitinib Precision engineered oral TYK2i with differentiated profile Setting the stage for strategic optionality Psoriasis: Potential best-in-disease oral (Ph3 data) Confirmed TYK2 viability as oral IL-23/IL-17 pathway inhibitor SLE: Potential oral category leader Evaluating TYK2 viability as Type I IFN pathway inhibitor

23 Envudeucitinib for Systemic Lupus Erythematosus (SLE)

High Disease Burden and Unmet Need in SLE

Highly efficacious oral therapy could transform treatment and outcomes

Significant Systemic Lupus SLE disease burden

- **Chronic autoimmune disease** affecting ~3.4M people worldwide; prevalence rising globally[1]
- **Multi-organ involvement** drives morbidity & reduced quality of life
- **Fatigue, pain, and flares** disrupt daily life and emotional well-being

Limited treatment options

- **Current standard-of-care** relies on non-specific immunosuppressants, causing serious complications and reduced life expectancy
- **Two biologics dominate the market despite modest efficacy**; belimumab and anifrolumab represent the majority of market share and are expected to exceed $3B in combined sales in 2026[2]

SLE disease burden[3]



Mouth and Nose Ulcers
Face / Skin
butterfly rash and red patches
Lungs
pleuritis
pneumonitis
pulmonary emboli
pulmonary hemorrhage
Heart
endocarditis
atherosclerosis
pericarditis
Kidneys
blood in the urine
Blood
anemia
high blood pressure
Other Symptoms
hair loss
fever
headache
abdominal pain
Muscle and Joints
pain and aches
arthritis
swollen joints

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1. Current patient estimates from Tian J, Zhang D, Yao X, Huang Y, Lu Q, Global epidemiology of systemic lupus erythematosus: a comprehensive systematic analysis and modelling study. Ann Rheum Dis. 2023 Mar; 82(3):351-356. doi: 10.1136/ard-2022-223035. Epub 2022 Oct 14. PMID: 36241363; PMCID: PMC9933169.
2. Evaluate Pharma as of January 2026.
3. Siegel CH; Sammaritano LR. Systemic Lupus Erythematosus: A Review. JAMA. 2024;331(17):1480–1491.

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Strong Clinical & Scientific Rationale to Unlock SLE Opportunity

Envudeucitinib oral therapy has potential to transform SLE therapy by targeting Type I IFN

TYPE I IFN

- **Type I IFN** is a key disease driver in SLE
- **Approved SLE therapy (anifrolumab)** validates IFN pathway targeting
- **Envu Ph 2 PsO** data shows robust inhibition of Type I IFN gene signature
- **Encouraging Ph 2 TYK2i proof of concept** (deucravacitinib)
- **Genetic evidence**: TYK2 LOF mutation (P1104A) confers protection against SLE

Narayan N, Hoffman J, Langrish C, Ucpinar S, Corpuz P, Mittleman B, Tilley M. ESK-001, an Allosteric TYK2 Inhibitor, Maximally Suppresses Type 1 Interferon, a Therapeutic Pathway Central to SLE and CLE. Arthritis Rheumatol. 2024; 76 (suppl 9).; Morand EF, Pike M, Merrill JT, et al. Deucravacitinib, a TYK2 inhibitor, in systemic lupus erythematosus: Phase II RCT. Arthritis & Rheumatology. 2023;75:242–252; Hoi A, Igel T, Mok CC, Arnaud L. Systemic lupus erythematosus (Seminar). The Lancet. 2024; 403: 2326–2338.; Dendrou CA, Cortes A, Shipman L, et al. Resolving TYK2 locus genotype-to-phenotype differences in autoimmunity. Science Translational Medicine. 2016; 8 (363): 363ra149.

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LUMUS Phase 2b Trial: Topline Results Expected Q3 2026

Designed for high probability of clinical success and speed to market



Part A
Phase 2 Trial
Part B
Long-term Extension (LTE) Trial
R
Randomization
1:1:1:1
Envu 20 mg QD
Envu 20 mg BID
Envu 40 mg BID
Placebo
Complete 28-Day f/up exit Part A
Baseline
Day 1
Primary EP
Week 48
Envu 40 mg BID
» Primary Endpoint: BICLA at Week 48 compared to placebo
» Includes LTE for long term safety database

Lumus trial incorporates key learnings from past SLE trials

- Lumus trial requires stringent disease activity criteria
- Rigorous enrollment and outcome adjudication processes
- Real time data consistency checks
- Concomitant medications minimized; steroid taper incorporated
- Extensive and ongoing site training in endpoint assessments

Lumus
a lupus study

- **Lumus trial fully enrolled (n=408)**
- **Lumus could enable potential accelerated regulatory pathway with one additional confirmatory Phase 3 trial**

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27 A-005: Phase 2 Ready CNS-Penetrant Allosteric TYK2i

A-005, our CNS Penetrant TYK2 Inhibitor, has Potential to Add Substantial Value to TYK2 Franchise

Broadening TYK2i Opportunities

- Broader tissue penetration to address inflammation on both sides of blood brain barrier
- Within the CNS compartment, A-005 modulates astrocytes and microglia, key drivers of neuroinflammation
- Initial development for Parkinson's disease; additional opportunities in other neuroinflammation-driven diseases and orphan peripheral immune-mediated diseases

TYK2i in Parkinson's Disease

- Inflammation increasingly implicated as driver of PD progression[(1)]
- IFN signature associated with worse disease in PD patients[(2)]
- IL-17A causal for onset of PD in human genetic analyses[(3)]
- A-005 offers opportunity to bring maximal TYK2 inhibition of IL-17/23 and IFN pathways to the CNS compartment

Phase 2 Program

- Phase 2 biomarker trial in Parkinson's disease patients planned 1H 2027
- A-005 achieved maximal target inhibition in CNS and periphery in Phase 1 healthy volunteers[(4)]
- Favorable safety and tolerability profile demonstrated in Phase 1

(1) Yacoubian, et al., Movement Disorders, 2023; Potashman, Parkinsonism & Related Disorders, 2025.
(2) Chen et al., Brain, Behavior, & Immunity – Health, 2025.
(3) ACTRIMS 2025: Graham, K. et al. A-005 astrocyte/microglia modulation (P352) & Sharma, R. et al. safety/PK in HV (P335). West Palm Beach, FL.
(4) ECTRIMS 2025: Ucpinar S et al. PK, PD & CNS penetration of A-005 in MS. Poster P299. Barcelona, Spain; Monroy-Jaramillo et al., Life, 2025; Zhang, Brain and Behavior, 2025.

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29 A-005 Demonstrated Full CNS Penetration in Phase 1 Program * Tmax was reported as median (range) ECTRIMS 2025: Ucpinar S et al. PK, PD & CNS penetration of A-005 in MS. Poster P299. Barcelona, Spain. Ability to cross blood-brain barrier and achieve high levels of exposure in cerebral spinal fluid (CSF) Tmax* (h) Cmax (ng/mL) C9h (ng/mL) Plasma Total , mean (SD) 1.0 (0.75-3.0) 327 (0.6) 75 (16) Plasma Free , mean (SD) 1.0 (0.75-3.0) 29 (0.1) 7 (1.4) CSF Free , mean (SD) 2.0 (2.0-2.0) 34 (10.9) 9 (2.7) Ratio (CSFfree/Plasmafree) NA 1.2 1.4 A-005 concentration in CSF above IC90 levels measured in microglia cells in vitro CSF Cohort (120 mg QD) PK Summary: CSF Cohort (120 mg QD)

30 Milestones

31 Key Achievements and Anticipated Milestones for 2026 1Q26 1Q26 1H26 2Q26 3Q26 2H26 2H26 2H26 Q426 Envu – PsO Phase 3 Topline Data for 16- and 24-week Endpoints Envu – PsO Phase 3 Additional Data Presented at AAD Lonigutamab – Completion of Strategic Review TYK2 Franchise Development Strategy (Envu and A-005) - Evaluation of Additional Indications Envu – SLE Phase 2b Topline Data Envu – PsO ONWARD3 Topline Data Envu – PsO Phase 2 Two-Year Safety Data Phase 1 trial Initiation – next clinical candidate (new target) Envu – PsO NDA Filing

32 Neurology: $44B Rheumatology: $38B Gastroenterology: $41B Dermatology: $49B Other Indications: $9B Parkinson's Disease Alzheimer's Disease Multiple Sclerosis Systemic Lupus Erythematosus Sjögren’s Disease Psoriatic Arthritis Sarcoidosis Rheumatoid Arthritis Juvenile Idiopathic Arthritis Crohn’s Disease Ulcerative Colitis Celiac Disease Plaque Psoriasis Cutaneous Lupus Erythematosus Vitiligo Hidradenitis Suppurativa Dermatomyositis Generalized Pustular Psoriasis Erythrodermic Psoriasis Primary Biliary Cholangitis Type 1 Diabetes Indications supported by genomic evidence, clinical validation, or active studies Two Pipeline-in-a-Pill Opportunities; $180B+ Potential Total Market Opportunity 2032 Market Projections; Source: Evaluate Pharma, January 2026.

33 $569.5m1 in cash, cash equivalents and marketable securities as of March 31, 2026 Cash runway expected into Q4 2027 Company Financial Summary 1. Unaudited and subject to change

34 Alumis Leadership Martin Babler President, CEO & Chairman Mark Bradley Chief Development Officer Jack Danilkowicz Chief Commercial Officer Jörn Drappa, MD, PhD Chief Medical Officer David Goldstein, PhD Chief Scientific Officer Sanam Pangali Chief Legal Officer John Schroer Chief Financial Officer Roy Hardiman Chief Business & Strategy Officer Kolbot By, PhD Head of Technical Operations Claire Langrish, PhD Head of Immunology & Translational Science Grace Halteh Head of Quality and Regulatory

Alumis' Next-Gen TYK2 Inhibitors: Two Pipelines-in-a-Pill

Positive Psoriasis Phase 3

- Envudeucitinib delivered highly significant efficacy with **leading PASI 100 responses** and early and robust improvements in skin clearance, quality of life, and symptoms

Significant Near-term Value

- Global opportunity for **Psoriasis (~$40B) and Lupus (~$11B) expected by 2030**[1]
- High efficacy orals expected to drive market growth

Broad TYK2 Opportunity

- **Significant market opportunity (projected $180B+[2]) across many indications** with potential to be addressed by TYK2 molecules. Envudeucitinib and A-005 provide two pipelines-in-a-pill
- **Additional envudeucitinib indications**: prioritizing Sjögren's Disease and Cutaneous Lupus Erythematosus (CLE)[3]

Differentiated TYK2i's

- Envudeucitinib and A-005 are **precision engineered for 24-hour maximal target inhibition**
- Maximal inhibition translates to leading Phase 3 efficacy with balanced safety and tolerability

Anticipated Milestones

- **Envudeucitinib Psoriasis:** Additional data (2H 2026) and NDA filing (4Q 2026)
- **Envudeucitinib SLE:** Potentially pivotal Phase 2b SLE topline data (3Q 2026)
- **A-005:** Initiation of Phase 2 biomarker trial in Parkinson's disease (1H 2027)

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1 and 2: 2030 market projections; Source: Evaluate Pharma, January 2026.
3 Advancement decisions will be guided by LUMUS readout and disciplined capital allocation.

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36 Transforming Immune-Mediated Disease Treatment with Precision Engineered TYK2 Inhibitors Corporate Deck: June 2026